                                                                    Exhibit 99.4
                                                                          Page 9
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
     CASE NAME:   Aerovox, Inc.                   SCHEDULE OF POST PETITION LIABILITIES                                  FORM OPR-4
     CASE NUMBER: 01-14680 jnf                       FOR MONTH ENDED: March 30, 2002

                                           DATE INCURRED   DATE DUE   TOTAL DUE   0-30 DAYS   31-60 DAYS   61-90 DAYS  OVER 90 DAYS

TAXES PAYABLE

   Federal Income Taxes                                                       0           0            0            0             0
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------

   FICA - employer's share                      03/28/02   04/04/02       9,488       9,488            0            0             0
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------

   FICA - employees' share                      03/28/02   04/04/02       9,488       9,488            0            0             0
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------

   Withholding tax                              03/28/02   04/04/02       8,347       8,347            0            0             0
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------

   State income tax                                                           0          $0           $0           $0            $0
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------

   State sales and use tax                                                    0           -           $0           $0            $0
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------

   State franchise tax                                                        0           0            0           $0            $0
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------

   Personal property tax                                                      0           0            0           $0            $0
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------

      TOTAL TAXES PAYABLE                                               $27,322     $27,322           $0           $0            $0
                                           =============   ========   =========   =========   ==========   ==========   ===========

POST PETITION SECURED DEBT                                                    0           0           $0           $0            $0
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------

POST PETITION UNSECURED DEBT                                                  0           0           $0           $0            $0
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------

ACCRUED INTEREST PAYABLE                                              1,615,673     210,188      168,151      168,151     1,069,183
                                           -------------   --------   ---------   ---------   ----------   ----------   -----------


TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*

   Accrued benefits                                                     118,866     118,866            -            -             -
   -----------------------                 -------------   --------   ---------   ---------   ----------   ----------   -----------

   Trade accounts payable*                 various         various      117,319      65,126      (12,444)       1,814        62,823
   -----------------------                 -------------   --------   ---------   ---------   ----------   ----------   -----------

   Accrued payroll                              03/28/02   04/04/02      64,009      64,009            -            -             -
   -----------------------                 -------------   --------   ---------   ---------   ----------   ----------   -----------

   Other accrued expenses                  various         various      710,235     710,235            -            -             -
   -----------------------                 -------------   --------   ---------   ---------   ----------   ----------   -----------

   TOTALS                                                             2,653,424   1,195,746      155,707      169,965     1,132,006
                                           =============   ========   =========   =========   ==========   ==========   ===========
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     * Attach separate sheet if necessary.